SALE AGREEMENT
                                      among
                               LINC CAPITAL, INC.,
                                    as Seller
                                       and
                      LINC EQUIPMENT RECEIVABLES ONE, LLC,
                                  as Purchaser


                            Dated as of July 29, 1999

                       TABLE OF CONTENTS

ARTICLE 1.  DEFINITIONS; INTERPRETATION......................................  1
          SECTION 1.1       Definitions......................................  1
          SECTION 1.2       General Interpretive Principles..................  2

ARTICLE 2.  SALE OF ASSETS...................................................  2

          SECTION 2.1       Sale and Contribution of Assets..................  2
          SECTION 2.2       Purchase Price...................................  3
          SECTION 2.3       Conditions Precedent.............................  3

ARTICLE 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS........................  4

          SECTION 3.1       Seller Representations, Warranties and Covenants
                              as to Seller...................................  4
          SECTION 3.2       Seller Representations, Warranties and Covenants
                              as to Leases, Lease Receivables and Equipment..  7
          SECTION 3.3       Representations and Warranties Continue.......... 12

ARTICLE 4.  ADDITIONAL COVENANTS............................................. 13

          SECTION 4.1         ............................................... 13

ARTICLE 5.  ADMINISTRATION AND PAYMENTS...................................... 15

          SECTION 5.1       Collection of Lease Receivables.................. 15
          SECTION 5.2       Prompt Remittance of Receipts.................... 15
          SECTION 5.3       Shared Reserves; Shared Residuals................ 16

ARTICLE 6.  REPURCHASE AND SUBSTITUTION OF LEASES AND
                  EQUIPMENT.................................................. 17

          SECTION 6.1       Repurchase of Purchase or Renew Leases; Sales to
                            ReplacePrepaid Leases............................ 17
          SECTION 6.2       Repurchase or Substitution of Defaulted Leases... 18
          SECTION 6.3       Repurchase or Substitution of Non-conforming
                              Leases; Dilution; Northern Leases...............18
          SECTION 6.4       Repurchase or Substitution of Leases............. 19
          SECTION 6.5       Transfer Following Repurchase or Substitution.... 20
          SECTION 6.6       Limitation on Substitutions...................... 20

ARTICLE 7.  NOTICES.......................................................... 20

          SECTION 7.1       Notices.......................................... 20

ARTICLE 8.  TERMINATION...................................................... 21

          SECTION 8.1       Termination...................................... 21
          SECTION 8.2       Effect of Termination............................ 21

ARTICLE 9.  MISCELLANEOUS PROVISIONS......................................... 21

          SECTION 9.1       Amendment........................................ 21
          SECTION 9.2       Governing Law.................................... 22
          SECTION 9.3       Transfer of Assets to Trust...................... 22
          SECTION 9.4       Severability of Provisions....................... 22
          SECTION 9.5       Assignment....................................... 22
          SECTION 9.6       Further Assurances............................... 22
          SECTION 9.7       No Waiver; Cumulative Remedies................... 22
          SECTION 9.8       Counterparts..................................... 22
          SECTION 9.9       Binding Effect; Third-Party Beneficiaries........ 23
          SECTION 9.10      Merger and Integration........................... 23
          SECTION 9.11      True Sale........................................ 23

          Exhibit A                    -      Definitions
          Exhibit B                    -      Lease Schedule
          Exhibit C                    -      Schedule of Security Deposits
          Exhibit D                    -      Trade Names

                               SALE AGREEMENT

     THIS SALE AGREEMENT, dated as of July 29, 1999, is entered into among LINC CAPITAL, INC. ("LINC"), a Delaware corporation (the "Seller"), and LINC EQUIPMENT RECEIVABLES ONE, LLC, a Delaware limited liability company (herein, the "Transferor"), as purchaser.
                                   WITNESSETH

     WHEREAS, the Seller desires to sell, transfer, assign, contribute and otherwise convey all of its right, title and interest in and to the Leases listed on the Lease Schedule attached hereto as Exhibit B and the related Lease Receivables and Equipment to the Transferor upon the terms and conditions hereinafter set forth; and

     WHEREAS, it is contemplated that following such sale, transfer, assignment, contribution and conveyance of the Leases listed on the Lease Schedule the Servicer and certain Subservicers will administer and service the Leases and manage and remarket the Equipment upon the expiration or other termination of the terms of the Leases pursuant to the Pooling and Servicing Agreement dated as of the date hereof (as amended or modified from time to time in accordance with the provisions thereof, the "Pooling and Servicing Agreement") among the Transferor, the Servicer and U. S. Bank Trust National Association, as Trustee; and

    WHEREAS, it is contemplated that following such sale, transfer, assignment, contribution and conveyance, the Transferor will convey to the Trust, for the benefit of the Certificateholders, its right, title and interest in and to the Leases, the Lease Receivables, the Equipment and certain related rights and interests acquired by the Transferor hereunder and all rights of the Transferor under this Agreement, and the Seller agree that all representations, warranties, covenants and agreements made by the Seller herein shall also be for the benefit of the Trust and the Certificateholders;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.  DEFINITIONS; INTERPRETATION

     SECTION 1.1 Definitions. Whenever used in this Agreement, capitalized terms shall have the meanings specified in Exhibit A hereto, which is incorporated herein by this reference. The definitions of such terms are applicable to the plural as well as the singular forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     SECTION 1.2 General Interpretive Principles. For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

         (a) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

         (b) references herein to "Articles," "Sections," "Subsections," "paragraphs," "clauses" and other subdivisions, or to "Exhibits" or "Schedules" or other attachments, are to designated Articles, Sections, Subsections, paragraphs, clauses and other subdivisions of, or Exhibits, Schedules or other attachments to, this Agreement, and references in any Section or definition to "Subsections," "paragraphs," clauses" and other subdivisions are to the designated Subsections, paragraphs, clauses and other subdivisions of that Section or definition;

         (c) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (d) the term "including" means "including without limitation," and other forms of the verb "to include" have correlative meanings;

         (e) except as otherwise provided in this Agreement, all interest rate calculations and present value determinations will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least seven decimal places; and

         (f) captions or headings are for convenience only and in no way define, limit or describe the scope or intent of any provisions of sections of this Agreement.

ARTICLE 2.  SALE OF ASSETS

    SECTION 2.1 Sale and Contribution of Assets. (a) Conveyance. Subject to all the terms and conditions of this Agreement, and in reliance upon the representations, warranties and covenants set forth herein, the Seller hereby sells or contributes to the Transferor (without recourse, except as provided in Section 6.3) and the Transferor hereby purchases or accepts as a contribution from the Seller, as of the Closing Date, all of the Seller's right, title and interest in, to, and under (i) each of the Leases listed on the Lease Schedule and the Lease Files relating to such Leases, (ii) the Lease Receivables and the right to receive all other payments on or with respect to such Leases due or becoming due on or after the Cut-Off Date, (iii) all guaranties of and other agreements providing credit enhancement with respect to each such Lease to the extent related to such Lease, (iv) all rights, powers, and remedies under or in connection with each such Lease, whether arising under the terms of such Lease, by statute, at law or in equity, or otherwise arising out of any default by the Obligor under such Lease, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (v)(A) each item of Equipment subject to any such Lease and owned by the Seller and (B) any security interest of the Seller in any item of Equipment subject to any such Lease and not owned by the Seller, including in the case of either of clauses (v)(A) or (v)(B), all Residual Realizations with respect to all such Equipment other than Shared Residual Proceeds, except to the extent such Shared Residual Proceeds are payable to the Seller (or the Transferor or the Trustee, as assignee of the Seller) pursuant to the applicable Shared Residual Agreement, (vi) any Casualty Insurance Policy or Insurance Proceeds with respect to each such Lease, (vii) the Originator Agreements, the Subservicing Agreements, the Vendor Agreements, and all other agreements pursuant to which the Seller acquired any rights with respect to the foregoing insofar, and only insofar, as such agreement relates to the foregoing (and, in the case of the Shared Enhancement Agreements, subject to the provisions of Section 5.3), and (viii) any and all income and proceeds of any of the foregoing. The foregoing sale, transfer, assignment, contribution and conveyance does not constitute and is not intended to result in an assumption by the Transferor of any obligation (except for the obligation not to disturb an Obligor 's right of quiet enjoyment) of the Seller or the Servicer in connection with the Leases.

     (b) Financing Statements. In connection with the sale and contribution pursuant to Section 2.1(a), to the extent relating to any Leases subject to the terms and conditions of this Agreement, the Seller agrees to record and file, at its own expense, all requisite Financing Statements and other documents (and thereafter timely continuation statements with respect to such Financing Statements) in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of the sale and contribution of the Leases and related Lease Receivables and interest in the Equipment from the Seller to the Transferor (except that no such Financing Statements need be filed in any State which is not one of the Filing States and no action will be taken to perfect the Transferor's interest in Leased Vehicles) and to deliver a file-stamped copy of such Financing Statements or other evidence of such filings to the Transferor.

     (c) Seller Records. The Seller shall on the Closing Date, at its own expense, cause its computer records to be marked to show that the Leases, Lease Receivables, Equipment and other assets subject to this Section 2.1 have been sold and contributed to the Transferor and then transferred to the Trust in accordance with the Pooling and Servicing Agreement and, within 30 days after the Closing Date or the applicable Transfer Date, as the case may be, shall segregate the Lease Files from all other files held by the Seller on the Seller's premises.

     SECTION 2.2 Purchase Price. The purchase price to be paid by the Transferor for a portion of the Leases and the related Lease Receivables and Equipment sold to it pursuant to Section 2.1(a) shall be equal to the Initial Discounted Present Value of such Leases. The remainder of the Leases and the related Lease Receivables and Equipment shall be a contribution by the Seller to the capital of the Transferor on the Closing Date. References herein and in the Pooling and Servicing Agreement to sales by LINC hereunder shall include both sales and contributions.

     SECTION 2.3 Conditions Precedent. The obligation of the Transferor to purchase the Leases, Lease Receivables and Equipment on the Closing Date shall be subject to the satisfaction of the conditions set forth in the Placement Agency Agreement and the issuance of the Certificates on such date.

     ARTICLE 3.     REPRESENTATIONS, WARRANTIES AND COVENANTS

     SECTION 3.1 Seller Representations, Warranties and Covenants as to Seller. The Seller hereby represents, warrants and covenants to the Transferor that:

         (a) Organization and Good Standing. The Seller has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to transact the business in which it is now engaged and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby, and the Seller is duly qualified and authorized to do business and is in good standing as a foreign corporation in each State of the United States where the character of its properties or the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the Seller.

         (b) No Violation. The sale and contribution of the Leases and related Lease Receivables and interests in the related Equipment sold and contributed by the Seller pursuant to this Agreement, the performance of the Seller's obligations under this Agreement and the consummation of the transactions by it herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Seller or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement (including the Leases) or instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound or to which any part of its property or assets is subject, nor will any such action result in any violation of the provisions of its charter or bylaws or any statute or any injunction, writ, order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body (except for any required compliance with federal and state securities laws with respect to the
Certificates to be issued by the Trust) is required for the sale and contribution of the Leases and the Equipment hereunder or the consummation of the other transactions contemplated by this Agreement.

         (c) Binding Obligation. This Agreement has been duly authorized, executed and delivered by the Seller and such authorization, execution and delivery did not and will not require any stockholder approval or approval or consent of any trustee or holders of any indebtedness of the Seller except as have been duly obtained; and this Agreement is the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity.

         (d) Place of Business. As of the date hereof, and at all times during the four-month period preceding such date, the chief executive office and place of business of the Seller is and has been located at the address listed in
Article 7, and the Seller does not have, and during such period did not have, any other chief executive offices.

         (e) Trade Names. Except as set forth on Exhibit D, as of the date of this Agreement and at all times during the six-year period preceding such date, the Seller's legal name has been as set forth in this Agreement and the Seller has used no trade names, fictitious names or assumed names and is not doing, and during such period has not done, business under any other name.

         (f) No Proceedings. The Seller is not subject to any injunction, writ, restraining order or other order of any nature and there is no action, suit, proceeding or investigation pending, or, to the knowledge of the Seller, threatened, against or affecting the Seller or any subsidiary of the Seller in or before any court, governmental authority or agency or arbitration board or tribunal, including any such action, suit, proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, materially and adversely affects or will affect the properties, business or financial condition of the Seller and its subsidiaries, as a whole, or materially and adversely affects or will affect the payment of Lease Payments or any other payment due under a Lease or the enforceability of any Lease, or the ability of the Seller to perform its obligations under this Agreement. The Seller is not and, by entering into this Agreement and performing the transactions contemplated herein, will not be in default with respect to any injunction, writ or order of any court, governmental authority or agency or arbitration board or tribunal.

         (g) Taxes. All material tax returns required to be filed by the Seller or any subsidiary of the Seller in any jurisdiction have been filed, and all taxes, assessments, fees and other governmental charges upon the Seller or any subsidiary of the Seller, or upon any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid. All such tax returns were true and correct in all material respects, and neither the Seller nor any subsidiary of the Seller knows of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

         (h)      No Violations of Law.  The Seller:

                  (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, and

                  (ii) is not in violation in any material respect of any term of any agreement, charter document, by-law or other instrument to which it is a party or by which it is bound,

which violation would materially adversely affect the business or financial condition of the Seller and its subsidiaries, as a whole.

        (i) Ordinary  Business   Purpose.   The  transactions  by   the  Seller
contemplated by this Agreement are being consummated by the Seller in furtherance of the Seller's ordinary business purposes and constitute a practical and reasonable course of action by the Seller designed to improve the financial position of the Seller, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. The Seller has valid business reasons for selling and contributing the Leases and the related Lease Receivables and Equipment to the Transferor rather than securing a loan collateralized by the Leases and the related Lease Receivables and Equipment. Neither as a result of the transactions contemplated by this Agreement nor immediately before or after giving effect to any such transactions was or will the Seller be insolvent or did or will the Seller have unreasonably small capital for the conduct of its business and the payment of its anticipated obligations.

         (j)      Assets and Liabilities.

                  (i)  Both   immediately   before   and   after  the  sale  and
         contribution of the Leases and the related Lease Receivables and Equipment contemplated by this Agreement, the present fair salable value of the Seller's assets was and will be in excess of the amount that was and will be required to pay the Seller's probable liabilities as they then existed or will then exist and as they become absolute and matured; and

                  (ii)  both   immediately   before   and  after  the  sale  and
         contribution of the Leases and the related Lease Receivables and Equipment contemplated by this Agreement, the sum of the Seller's assets was and will be greater than the sum of the Seller's debts at such time, valuing the Seller's assets at a fair salable value.

         (k) Incurrence of Debts. Neither as a result of the transactions contemplated by this Agreement nor otherwise does the Seller believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         (l) Bulk Transfer Laws. No sale, transfer, assignment, contribution or conveyance of Leases, the related Lease Receivables or Equipment by the Seller to the Transferor contemplated by this Agreement will be subject to the bulk transfer laws or any similar statutory provisions in effect at the time in any applicable jurisdiction.

        (m) Transfer Taxes. No sale, transfer, assignment, contribution or conveyance of Leases or related Lease Receivables or Equipment contemplated by this Agreement is subject to or will result in any tax, fee or governmental charge payable by the Seller or the Transferor to any federal, state or local government ("Transfer Taxes"). In the event that the Seller or the Transferor receives actual notice of any Transfer Taxes arising out of the transfer of any Leases or Lease Receivables or Equipment, on written demand by the Transferor, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold harmless, on an after-tax basis, the Transferor, the Trustee, the Trust and each Holder of the Certificates, as the assignees of Transferor's rights hereunder, from and against any and all such Transfer Taxes (it being understood that neither the Transferor, the Certificateholders, the Trust nor the Trustee shall have any obligation to pay such Transfer Taxes).

         (n) Substantive Consolidation. The Seller shal at all times operate and conduct its business affairs in such a manner that the Transferor would not be substantively consolidated with the Seller in the event of a bankruptcy or insolvency of the Seller.

         (o) As of the Cut-Off Date, Leases representing at least 88% of the aggregate Discounted Present Value of all Leases with Financed Residual Values relate to Equipment located in the Filing States.

         (p) The Discounted Present Value of all Leases with any one Obligor as of the Cut-Off Date does not exceed 1.25% of the Initial Aggregate Discounted Present Value.

     SECTION 3.2 Seller Representations, Warranties and Covenants as to Leases, Lease Receivables and Equipment. With respect solely to each Lease sold or contributed by it hereunder, and the related Lease Receivables and Equipment, the Seller hereby represents, warrants and covenants to the Transferor that:

         (a) Title. Immediately prior to the sale or contribution to the Transferor, the Seller was (and upon such transfer, the Transferor was or will be, as the case may be) the legal owner of all right, title and interest in and to such Lease (including the related Lease Receivables) and the related Equipment, except that (1) with respect to the Equipment subject to Dollar Out Leases, Required Purchase or Renew Leases, and Leases which are in form secured loan agreements and other finance leases, the Seller may be deemed to have a security interest in such Equipment rather than an ownership interest, (2) with respect to the Shared Residual Leases, ownership of the related Equipment has been retained by the related Contractual Third Party Originator (each of which has granted the Seller a security interest in such Equipment) and (3) with respect to Leased Vehicles, no actions will be taken with respect to the related certificates of title (or similar documents). Immediately prior to the sale or contribution to the Transferor, each Lease (including the related Lease Receivables) and the Equipment subject to each Lease was or is, as the case may be, free from any Lien or other right, title or interest of any Person, including the manufacturer, supplier or any Obligor , subject, however, to (1) the rights of the Obligors under the Leases in the Equipment, (2) with respect to the Shared Residual Leases, the rights of the related Contractual Third Party Originators under the related Originator Agreements and (3) certain inchoate liens for taxes not yet payable and mechanics' liens for services or materials supplied with respect to the Equipment and the payment of which is not yet overdue; and the Seller shall defend the Transferor's title to the Leases (including the Lease Receivables) and the Transferor's title (or, in the case of Shared Residual Leases, Dollar Out Leases, Required Purchase or Renew Leases, Leases for Leased Vehicles, and Leases which in form are secured loan agreements and other finance leases, the Transferor's security interest) in the related Equipment against all claims and demands of all Persons at any time claiming through the Seller the same as, or any interest therein adverse to, that of the Transferor.

         (b) Lease  Files.   Within  30  days  after  the  Closing  Date  or the
applicable Transfer Date, as the case may be, the Seller will segregate the Lease Files from all other files held by the Seller on the Seller's premises.

         (c) Legends. The Seller will cause (within 30 days after the Closing Date or the applicable Transfer Date, as the case may be) all copies of such Lease in its possession to be separately identified and distinguished from the Seller's other leases by an appropriate legend clearly disclosing the fact that such Lease (including the related Lease Receivables) and the related Equipment have been sold and contributed to the Transferor and that such Lease (including the related Lease Receivables) and related Equipment have been further assigned by the Transferor to the Trustee, and any original copies of any Lease subsequently coming into the possession of the Seller will be identified as described in this Section 3.2(c).

         (d) No Lease Defaults. Such Lease is in full force and effect in accordance with its terms and neither the Seller nor, to the Seller's knowledge, any Obligor has done or failed to do anything that would or might permit any such Obligor or the Seller to terminate such Lease or suspend or reduce any payments or obligations due or to become due thereunder by reason of default by the other party to such Lease; and (i) the Obligor thereunder (A) has made or will make prior to the Closing Date, or (B) has made prior to the applicable Transfer Date in the case of a Substitute Lease, at least one payment of Lease Payments under such Lease in addition to any payment made at the time of signing of such Lease, and (ii) such Lease is not a Defaulted Lease nor was any Lease Payment more than 30 days delinquent as of the Measurement Date, or as of the end of the calendar month immediately preceding the applicable Transfer Date in the case of a Substitute Lease; provided, however, that Leases representing not more than 2.75% of the aggregate Gross Contract Balance may be more than 30 days but not more than 60 days past due as of the Measurement Date.

         (e) Binding Obligation. Such Lease is a valid, binding and legally enforceable obligation of each party thereto. All parties to each Lease had all requisite authority and capacity to execute such Lease and no such Lease will violate any applicable law or contravene any other agreement to which any such party is subject.

        (f) Equipment Financing Statements. The Seller (or the applicable Third Party Originator) has filed Financing Statements against the Obligors in accordance with the Seller's UCC filing policy as described in the Private
Placement Memorandum under the heading "Risk Factors--Certain Legal Aspects--Financing Statements", and such Financing Statements filed by Third Party Originators have been assigned to the Seller all in order to perfect the Seller's security interest in any Equipment covered by such Financing Statements which is deemed to be owned by the Obligor, and such Financing Statements have not been terminated, released or assigned (except as contemplated by this Agreement). Other than Financing Statements or other similar instruments of registration under the law of any jurisdiction which (A) will be released or assigned to the Transferor on or prior to the Closing Date, or, in the case of any Substitute Lease, on or prior the Transfer Date therefor, (B) will be filed pursuant hereto in order to perfect the interest of the Transferor in the Leases, Lease Receivables and Equipment or (C) will be filed to perfect the Trustee's rights therein under the Pooling and Servicing Agreement for the benefit of the Certificateholders, there are no Financing Statements or instruments on file, and the Seller has not and will not execute or authorize there to be on file any Financing Statement or similar instrument, under the laws of any jurisdiction relating to the Seller's interests in the Lease Receivables, Leases or Equipment.

         (g) Perfection. All filings and recordings required to perfect (i) the title of the Transferor and the Trustee to such Lease and the related Lease Receivables will be accomplished and in full force and effect on the Closing Date and (ii) the title or security interest of the Transferor and the Trustee in the related Equipment will be accomplished within 10 Business Days after the Closing Date, except that (x) no actions (including the retitling of Leased Vehicles) with respect to the perfection of the Transferor's security interest in Leased Vehicles will be required to be taken (other than the filing of Financing Statements otherwise required herein), and (y) no filings will be made other than in the Filing States.

         (h) Form of Lease. Such Lease is substantially in one of the forms provided to the Transferor and Mayer, Brown & Platt, counsel to Prudential Securities Incorporated, as placement agent for the initial placement of the Class A Certificates, Class B-1 Certificates and the Class B-2 Certificates and constitutes "chattel paper" within the meaning of the UCC as in effect in any applicable jurisdiction.

         (i) Accuracy of Lease Schedule. The Lease Schedule contains a complete and correct statement of the Lease Payments (other than variable payments) under such Lease and the Estimated Residual Value with respect to the related Equipment.

         (j) Hell or High Water Leases. Such Lease is and will be noncancellable and the obligation of the Obligor to pay rent thereunder (as reflected on the Lease Schedule) is and will be unconditional, without regard to any event affecting the Equipment or any change in circumstance of such Obligor or any other circumstance whatsoever, including by reason of the obsolescence of the Equipment or any right or claim of setoff, counterclaim or other defense or claim that any such Obligor may have against any Person except that certain Leases may require or permit the Obligor thereunder to pay an accelerated amount, not less than the Discounted Present Value of such Lease at the time of payment, in the event of the loss or destruction of the Equipment thereunder.

         (k) Selection Procedures. Such Lease has been entered into or acquired by the Seller in the Seller's ordinary course of business and in accordance with the Seller's regular credit approval process in effect at the time such Lease is entered into or acquired as generally described in the Private Placement Memorandum and no selection procedures adverse to the credit quality of the Leases have been employed in selecting the Leases for sale and contribution under this Agreement.

        (l) Insurance of Equipment. Such Lease requires the Obligor thereunder to maintain at its sole cost and expense property damage insurance covering loss or damage to the Equipment leased by such Obligor in an amount at least equal to the Discounted Present Value of such Lease.

         (m) Security  Deposits.   Exhibit C contains an accurate  statement  of
those Leases with respect to which the Obligor has been required to make security deposits and the amount of such security deposits.

         (n) Maintenance Requirements.Such Lease requires the Obligor thereunder at its sole cost and expense to maintain the Equipment leased or financed thereunder in good operating order, repair and condition (ordinary wear and tear excepted), and the Seller is not aware of any breach of this requirement.

         (o) Triple Net Lease. Such Lease requires the Obligor thereunder to pay all fees, taxes, and other charges or liabilities arising with respect to the Equipment leased or financed thereunder or the use thereof, to keep the Equipment free and clear of any and all Liens, and to indemnify and hold harmless the lessor thereunder and its assigns against the imposition of any such fees, taxes, charges, liabilities and Liens.

         (P) Subleasing. Such lease prohibits the subleasing or other transfer of the equipment by the obligor to any other person without the prior written consent of the lessor thereunder or its assigns and prohibits the relocation of the equipment without the prior written consent of or notice to the lessor thereunder or its assigns.

         (q) Transferability. Such Lease permits transfers of such Lease by the lessor or its assigns, including grants of security interests in and to the Lease by the lessor or its assigns.

         (r) Accessions Included. The Equipment leased or financed under such Lease and transferred (or in which a security interest has been transferred) by the Seller to the Transferor hereunder includes all replacement parts, modifications, repairs, alterations, additions and accessories incorporated in or affixed to the Equipment, whether before or after the commencement of the Lease, which become the property of the lessor thereunder upon being so incorporated or affixed.

         (s) No Defenses. No facts or circumstances exist which reasonably could give rise at any time in the future to any right of rescission, offset, counterclaim or defense, including the defense of usury, to the obligations of the Obligor under such Lease, including the obligation of such Obligor to pay all amounts due with respect to such Lease, and neither the operation of any of the terms of such Lease nor the exercise of any right thereunder will render such Lease unenforceable in whole or in part or subject to any right of rescission, offset, counterclaim or defense, including the defense of usury, and no such right of rescission, offset, counterclaim or defense will have been asserted with respect thereto.

         (t) No Modifications. Such Lease has not been amended, altered or modified in any respect and no provision of such Lease has been waived, except, in each case, in writing, and copies of all such writings will be attached to the Lease.

         (u) No Release. The Obligor has not been released, in whole or in part, from any of its obligations in respect of such Lease; such Lease has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and no Equipment covered by such Lease has been released from such Lease, in whole or in part; and no instrument has been executed that would effect any such satisfaction, release, cancellation, subordination or rescission.

         (v) Transfer Not Unlawful. Such Lease was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer and sale or contribution thereof under this Agreement unlawful.

         (w) Fair Consideration. The consideration received and to be received by the Seller in exchange for the sale of the Leases (including the related Lease Receivables) and the Equipment hereunder is fair consideration having value equivalent to or in excess of the value of the assets transferred by the Seller.

         (x) Originator Agreements. No material event of default has occurred and is continuing under any Originator Agreement or Vendor Agreement. Except as identified on Exhibit F to the Pooling and Servicing Agreement, there are no other Originator Agreements.

         (y) Eligible Leases. Such Lease is to an Obligor which (i) is located at an address in the United States or Puerto Rico, (ii) is not an Affiliate of the Transferor and (iii) is not an agency, a department, an instrumentality or a political subdivision of the United States or of any state or local government or any foreign government or an agency or instrumentality thereof.

         (z) No Substitutions; Acceleration Upon Default. Such Lease (i) does not provide for the substitution, exchange or addition of any other items of Equipment pursuant to such Lease that would result in any reduction or extension of payments due under such Lease and (ii) permits the Seller to declare (subject to any applicable grace, cure and notice periods) all payments thereunder to be immediately due and payable if the Obligor is in default of such Lease.

         (aa) Original Term. Such Lease has an original term of 72 months or less; provided that Leases aggregating to no more than 5% of the Initial Aggregate Discounted Present Value may have an original term of greater than 72 months and less than 87 months.

         (bb) Discounted Present Value. Such Lease has a Discounted Present Value not in excess of $400,000; provided that Leases representing no more than 7.25% of the Initial Aggregate Discounted Present Value may have a Discounted Present Value in excess of $400,000.

       (cc) Tax-Exempt.  Such Lease is not a tax-exempt lease.

         (dd) Duly Assigned. If such Lease was originated by Alan Acceptance Corporation, such Lease is not a true lease and the UCC-1 financing statement, if any, filed against the Obligor with respect to such Lease has been duly assigned to the Seller.

         (ee) Software. Such Lease does not relate solely to software; provided that Leases representing no more than 2% of the Initial Aggregate Discounted Present Value may relate solely to software.

         (ff) Original. The Seller has possession of and will provide to the Servicer the original of such Lease on the Closing Date or the applicable Transfer Date, in the case of a Substitute Lease. As to such Lease, if more than one original is executed, then either i) the Lease contains a provision stating that only counterpart number one shall constitute "chattel paper" or "collateral" within the meaning of the UCC as in effect in any applicable jurisdiction, and counterpart number one will be held by the Servicer, or ii) each and every counterpart will have been stamped or otherwise annotated to reflect the respective interests of the Transferor and the Trust within 30 days after the Closing Date or Transfer Date, as the case may be.

         (gg) Financial Residual Value. If there is a Financial Residual Value with respect to such Lease and such Lease is a FMV Lease or a Fixed Price Option Lease, such Lease was originated by the Seller or an Affiliate of the Seller.

         (hh) As of the Cut-Off Date and using an assumed Discount Factor equal to 7.25%, the Discounted Present Value of Leases originated by the following Third Party Originators or divisions or subsidiaries of LINC will not exceed the following percentages of the Initial Aggregate Discounted Present Value:
Northern (23.41%), Golden Eagle (12.70%), LINC Spectra (12.97%), LINC Monex (11%), LINC Quantum (3.44%), Select Growth (8.98%), LINC Comstock (9.77%), Traditional (3.77%), Leasing Corporation of America (1.56%), Alan Acceptance Corporation (3.5%), Cura Capital Corporation (0.45%), and Great American Leasing Company, LLC (1.34%).

     SECTION   3.3    Representations   and   Warranties    Continue.

     The  representations,  warranties  and covenants of the Seller set forth in
Section 3.2 with respect to each Lease and the related Lease Receivable and Equipment conveyed by it shall continue so long as such Lease remains outstanding or until repurchased or substituted for pursuant to Article 6. The Seller shall be deemed to make such representations, warranties and covenants as to each Substitute Lease, and the related Lease Receivables and Equipment at the time of Substitution. Upon discovery by the Seller or the Transferor that any such representation or warranty was incorrect as of the time made, the party making such discovery shall give prompt notice to the other, the Servicer and the Trustee.

ARTICLE 4.  ADDITIONAL COVENANTS

     SECTION 4.1 In addition to its covenants set forth in Sections 3.1 and 3.2, the Seller hereby covenants and agrees with the Transferor as follows:

         (a)      Leases and Equipment.

                  (i) The Seller's copies of originals or duplicates of all documents evidencing all Leases are and shall be kept by the Seller at, and only at, the Seller's chief executive offices which are located at the address listed below in Article 7. The Seller will not move such offices or such documents or related records and books unless the Seller shall have given to the Transferor and the Trustee not less than 30 days' written notice of its intention to do so, clearly describing the new location, and the Seller will not move such offices out of the United States in any event.

                  (ii) The Seller will duly perform all obligations on its part to be fulfilled under or in connection with the Leases and the Seller will do nothing to impair the rights of the Transferor or the Trustee in the Leases, the Lease Receivables or the Equipment.

                  (iii) The Seller will at its own expense make, execute or endorse, acknowledge, and file or deliver to the Transferor and the Trustee from time to time such schedules, confirmatory assignments, conveyances, reports and other reassurances or instruments and take such further steps relating to the Leases, the Lease Receivables, the Equipment and the rights covered by this Agreement as the Transferor or the Trustee may request and reasonably require.

                  (iv) The Seller agrees to indemnify and hold harmless the Transferor, the Trustee and the Trust (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including reasonable costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party (except to the extent caused by gross negligence or willful misconduct on the part of the Indemnified Party) as a result of claims, actions, suits or judgments asserted or imposed against it and resulting from any use, operation, maintenance, repair, storage or transportation of any Equipment subject to a Lease sold or transferred by it hereunder and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority with respect to the origination or acquisition of any Lease sold or transferred by it hereunder; provided that the foregoing indemnity shall in no way be deemed to impose on the Seller any obligation to make any payment with respect to principal or interest on the Certificates or to reimburse the Transferor, the Trustee or the Trust for any payments on account of the Certificates or, except as provided in Sections 5.4 and 6.3, to make any payment with respect to the Leases.

        (b)      Maintenance of Existence; Merger.

                  (i) The Seller will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Seller's duties under this Agreement.

                  (ii) The Seller shall not consolidate with or merge into any Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the Person formed by such consolidation or into which the Seller has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Seller as an entirety (i) is organized under the laws of the United States or a state thereof, (ii) has, after giving effect to such merger, consolidation or transfer, a net worth at least equal to that of the Seller immediately prior to such merger, consolidation or transfer and any transaction in contemplation thereof, and (iii) executes and delivers to the Transferor, the Servicer and the Trustee, in form and substance reasonably satisfactory to each of them, (A) an agreement which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Seller under this Agreement and (B) an Opinion of Counsel (who shall not be an employee of the Seller or any of its Affiliates) to the effect that such Person is a corporation or other organization of the type described in the foregoing clause (i) and has effectively assumed the obligations of the Seller hereunder.

         (c)      Inspection; Additional Information.

                  (i) The Seller will permit, on reasonable prior notice, the representatives of the Transferor, the Servicer, the Trustee or any Holder of the Certificates to examine all of the books of account, records, reports and other papers of the Seller, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Seller authorizes said accountants to discuss the finances and affairs of the Seller) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Seller or the Seller's performance of its duties and obligations hereunder. Any expense incident to the exercise by the Trustee or any Holder of the Certificates during the continuance of any default by the Seller in any of its obligations hereunder shall be borne by the Seller.

                  (ii) The Seller will provide the Transferor, the Trustee and each Holder, with reasonable promptness, any other data and information which may be reasonably requested from time to time, including any information required to be made available at any time to any prospective transferee of any Certificates in order to satisfy the requirements of Rule 144A under the 1933 Act.

        (d) No Bankruptcy Petition Against the Transferor. The Seller will not, prior to the date that is one year and one day after the payment in full of all amounts owing on or with respect to the Certificates, institute against the Transferor, or join any other Person in instituting against the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 4.1(d) shall survive the termination of this Agreement.

         (e) Accounting. The Seller will account for the transactions contemplated by this Agreement on its books and records as a sale to the Transferor of the Leases and related Lease Receivables and the Seller's right, title and interest in the related Equipment.

         (f) Modifications. The Seller will not agree to amend or otherwise modify the Northern Agreement in any manner which would result in a decrease in the amount of Specified Northern Insurance Premiums paid to the Trust (as assignee of the Transferor) or an increase in the amount of the servicer fee payable to Northern Leasing Systems, Inc., as collections servicer thereunder.

ARTICLE 5.  ADMINISTRATION AND PAYMENTS

     SECTION 5.1       Collection of Lease Receivables.

         (a) Collections. The Seller shall take all reasonable steps consistent with its normal business practices and procedures to assist the Transferor, the Servicer and the Trustee in collecting any amounts owing under or on account of the Leases as and when due.

         (b) Payments to Lockbox Facility. If i) the Insurer, in its sole discretion, in accordance with the Insurance Agreement, delivers a notice instructing the Seller to do so, or ii) an Event of Servicing Termination shall have occurred and the Seller shall have been removed as Servicer , the Seller shall take all steps necessary, including notifying Obligors, to cause the Obligors to make all Lease Payments and any other payments due or to become due under the Leases to the Lockbox Facility established pursuant to Section 5.1(b) of the Pooling and Servicing Agreement.

     SECTION 5.2 Prompt Remittance of Receipts. All amounts collected or received by the Seller in respect of amounts due under or on account of each Lease and the related Lease Receivables and Equipment which are payable after the Cut-Off Date shall be held by the Seller in trust for the Transferor and the Trustee and the Seller shall segregate such payment from its own property and promptly (but in no event later than two Business Days following receipt) deposit any amounts so collected or received to the Collection Account in immediately available funds. Notwithstanding the foregoing, the Seller is not required to remit to the Trustee Shared Residual Proceeds, except to the extent such Shared Residual Proceeds are payable to the Seller (or the Transferor or Trustee as assignee of the Seller) pursuant to the applicable Shared Residual Agreement.

     SECTION 5.3       Shared Reserves; Shared Residuals.

         (a) Shared Reserves. The Seller holds the Shared Reserves pursuant to the Shared Reserve Agreements and will continue to hold the Shared Reserves pursuant to the Shared Reserve Agreements (which may include Shared Residual Proceeds with respect to the Leases purchased under any Shared Reserve Agreement which also is a Shared Residual Agreement), unless and until required to deposit the same in a separate account in accordance with the provisions of the applicable Shared Reserve Agreement. The Seller has assigned all of its rights under the Shared Reserve Agreements insofar as such rights relate to the Shared Reserve Leases being sold and contributed to the Transferor hereunder, and the Transferor has assigned all of its rights under the Shared Reserve Agreements to the Trust pursuant to the Pooling and Servicing Agreement. As a consequence of such assignments, the Seller agrees that from and after the Closing Date, upon the occurrence of any Shared Reserve Loss with respect to any Shared Reserve Lease being sold to the Transferor hereunder (unless such Lease has been repurchased or substituted), shall pay to the Trustee (by deposit to the Collection Account) from the related Shared Reserves an amount equal to such Shared Reserve Loss, or such lesser amount as shall be available in the related Shared Reserves. It is understood that the amount of the Shared Reserves under each Shared Reserve Agreement which will be available for any such payment will depend on whether such reserves have previously been applied in accordance with the applicable Shared Reserve Agreement to Shared Reserve Losses with respect to leases not sold to the Transferor. The Seller agrees to apply the Shared Reserves under each Shared Reserve Agreement to related Shared Reserve Losses in the order incurred and not to discriminate against the Leases sold and contributed to the Transferor hereunder in making such application. The Seller further agrees not to amend any Shared Reserve Agreement in a manner adverse to the Transferor or the Trust and to send to the Trustee a copy of any amendment to any Shared Reserve Agreement promptly following the execution thereof.

         (b) Shared Residual Agreements. The Shared Residual Agreements provide for certain sharing arrangements between the related Contractual Third Party Originators and the Seller party thereto of residual proceeds (as more particularly identified in each Shared Residual Agreement) of the Shared Residual Leases and other leases subject to the Shared Residual Agreements (such proceeds, the "Shared Residual Proceeds"). The Seller has assigned all of its rights under the Shared Residual Agreements and all related Shared Residual Proceeds insofar as such rights relate to the Shared Residual Leases being sold and contributed to the Transferor hereunder, and the Transferor has assigned all of its rights under the Shared Residual Agreements and all related Shared Residual Proceeds to the Trust pursuant to the Pooling and Servicing Agreement. As a consequence of such assignments, the Seller agrees that from and after the Closing Date, upon the occurrence of any Shared Residual Loss with respect to any Shared Residual Lease being sold and contributed by it to the Transferor hereunder (unless such Lease has been repurchased or substituted), the Seller shall pay to the Trustee (by deposit to the Collection Account) from the related Shared Residual Proceeds an amount equal to such Shared Residual Loss, or such lesser amount as shall be available pursuant to the related Shared Residual Agreement. It is understood that the amount of the Shared Residual Proceeds under each Shared Residual Agreement which will be available for any such payment will depend on whether such proceeds have previously been applied in accordance with the applicable Shared Residual Agreement to Shared Residual Losses with respect to leases not sold to the Transferor. The Seller agrees to apply any Shared Residual Proceeds under each Shared Residual Agreement to which it is a party to Shared Residual Losses in the order incurred and not to discriminate against the Leases sold and contributed to the Transferor hereunder in making such application. The Seller further agrees not to amend any Shared Residual Agreement in a manner adverse to the Transferor or the Trust and to send to the Trustee a copy of any amendment to any Shared Residual Agreement promptly following the execution thereof.

         (c) Other Shared Enhancement Agreements. The Seller has assigned all of its rights under each other Shared Enhancement Agreement to which it is a party insofar as such rights relate to the Leases being sold and contributed to the Transferor hereunder, and the Transferor has assigned all of its rights under each such Shared Enhancement Agreement to the Trust pursuant to the Pooling and Servicing Agreement. As a consequence of such assignments, the Seller agrees that from and after the Closing Date, upon the occurrence of any loss (as defined in such Shared Enhancement Agreement) or any other event which permits the Seller to make drawings on, or otherwise have access to, the recourse or other enhancement provided under such Shared Enhancement Agreement, with respect to any Lease being sold and contributed to the Transferor hereunder (unless such Lease has been repurchased or substituted), the Seller shall pay to the Trustee (by deposit to the Collection Account) from the related enhancement an amount equal to such amount as shall be available thereunder. The Seller agrees to apply any such enhancement or protection as provided in the relevant Shared Enhancement Agreement in the order in which losses or other compensable events are incurred without discrimination against Leases sold to the Transferor hereunder. The Seller further agrees not to amend any Shared Enhancement Agreement in a manner adverse to the Transferor or the Trust and to send to the Trustee a copy of any amendment to any Shared Enhancement Agreement promptly following the execution thereof.

ARTICLE 6.  REPURCHASE AND SUBSTITUTION OF LEASES AND EQUIPMENT

     SECTION 6.1 Repurchase of Purchase or Renew Leases; Sales to Replace Prepaid Leases.

         (a) Seller Repurchase of Required Purchase or Renew Leases. The Seller agrees to Repurchase any Required Purchase or Renew Lease and the related
Equipment sold by the Seller to the Transferor if the Obligor elects to renew rather than purchase the related Equipment upon expiration of the original term of such Required Purchase or Renew Lease.

        (b) Seller Substitution for Prepaid Leases. The Seller agrees that if it has an Eligible Lease available at the time of any prepayment of a Lease pursuant to Section 5.1(b)(iv) of the Pooling and Servicing Agreement (other than prepayment in connection with a casualty or the liquidation of a Defaulted Lease), the Seller will sell to the Transferor, at the option of the Transferor, for an amount equal to the Discounted Present Value thereof, such Eligible Lease. Any such sale shall be subject to the same terms and conditions, and occur at the same time, as Substitutions pursuant to Section 6.4(b).

     SECTION 6.2 Repurchase or Substitution of Defaulted Leases. On the Determination Date following the calendar month in which any Lease first becomes a Defaulted Lease, the Seller may, with the consent of the Transferor, but shall have no obligation to either (a) Repurchase such Defaulted Lease and the related Equipment or (b) Substitute a Substitute Lease and related equipment therefor.

     SECTION 6.3 Repurchase or Substitution of Non-conforming Leases; Dilution; Northern Leases.

         (a) Non-conforming Leases. Upon discovery by the Seller or the Transferor of a breach of any of the representations or warranties of the Seller set forth in Section 3.2 that materially and adversely affects any Lease or the related Equipment (as described in Section 7.3(c) of the Pooling and Servicing Agreement), the party discovering such breach shall give prompt written notice to the other party. Unless within thirty (30) days following the Seller's discovery or its receipt of notice of breach, such breach shall have been waived by the Transferor (with the consent of the Trustee) or cured in all material respects the Seller shall provide a Substitute Lease and related equipment in return for such Lease and the related Equipment; provided that if the Seller shall not have an Eligible Lease available for Substitution, the Seller shall Repurchase the related Lease and Equipment from the Transferor or the Trust. Any such non-conforming Lease so repurchased or replaced shall not be deemed to be a Defaulted Lease.

         (b) Dilution. Upon discovery by the Seller or the Transferor that a Lease has become subject to a right or claim of setoff, counterclaim or other defense or claim by the Obligor thereunder against any Person, the party discovering such event will give prompt written notice to the other parties. Upon receipt of such notice, the Seller will provide a Substitute Lease and related equipment in return for such Lease and the related Equipment, provided that if the Seller shall not have an Eligible Lease available for such Substitution, then the Seller will Repurchase such Lease and the related Equipment from the Transferor or the Trust. Any such Lease so repurchased or replaced shall not be deemed to be a Defaulted Lease.

         (c) Certain Northern Leases. Upon discovery by the Seller or the Transferor that an Obligor under a Northern Lease has provided evidence of its own insurance and, consequently, will no longer pay Specified Northern Insurance Premiums under such Northern Lease, the party discovering such event will give prompt written notice to the other parties. Upon receipt of such notice, the Seller will provide a Substitute Lease and related equipment in return for such Northern Lease and the related Equipment; provided that if the Seller shall not have an Eligible Lease available for such Substitution, the Seller will Repurchase such Northern Lease and the related Equipment from the Transferor or the Trust. Any such Lease so repurchased or replaced shall not be deemed to be a Defaulted Lease.

        (d) Limitation of Remedies. It is understood and agreed that the obligation of the Seller pursuant to Section 6.3 to purchase or replace any Lease as to which a breach has occurred and is continuing shall constitute the sole remedies against the Seller for such breach available to the Trustee or the Certificateholders (except for any indemnities provided under Section 4.1) for any losses, claims, damages and liabilities arising from the inclusion of such Lease in the Trust Property.

     SECTION 6.4       Repurchase or Substitution of Leases.

         (a) Making of Repurchases. Any Repurchase of a Lease and Equipment pursuant to this Article 6 shall be made by the Seller by payment to the Transferor, for the deposit in the Collection Account, of the Repurchase Amount in such manner as will ensure that the Trustee will have immediately available funds therefor on the Determination Date prior to the next succeeding Payment Date.

         (b) Making of Substitutions. To the extent that the Seller elects or is required to deliver a Substitute Lease for a Lease and related Equipment pursuant to this Article 6, such Substitute Lease shall, on the date of such Substitution, (i) have a Discounted Present Value at least as great as the Discounted Present Value of the Deleted Lease (as calculated immediately prior to the event or condition requiring the substitution of the Deleted Lease), (ii) have Lease Payments at least equal in amount to and scheduled to be received in the same months as the Lease Payments of the Deleted Lease, (iii) have a residual value of the related Equipment at the scheduled termination of the Substitute Lease no less than the Estimated Residual Value with respect to the Deleted Lease and scheduled to be received no later than the residual value respecting the Deleted Lease, (iv) in accordance with the Seller's standard credit evaluation policies, be of equal or better credit quality than the Deleted Lease at the time when such Deleted Lease was originated, (v) be a Lease, with an Obligor and involving Equipment as to which each of the representations in Section 3.2 is true as of the date of Substitution (and on the date of Substitution the Seller shall be deemed to so represent), (vi) not result in the Discounted Present Value of all Leases with any one Obligor exceeding 1.25% of the Aggregate Discounted Present Value on the Payment Date immediately following such Substitution, (vii) not be originated by Northern or Golden Eagle if the related Deleted Lease was not originated by Northern or Golden, and (viii) not be Required Purchase or Renew Lease or Lease of a Leased Vehicle unless, in each case, the Deleted Lease was of such type. Upon any Substitution, (x) a new Lease Schedule shall be prepared by the Seller or the Servicer and delivered to the Transferor and the Trustee, indicating the Substitution, together with a statement of the Seller that all of the conditions precedent to such Substitution were met; and (y) the parties shall enter into such agreements as shall be necessary to make the new Lease Schedule a part hereof and the Seller and Servicer shall take whatever action may be necessary to perfect the interests of the Transferor and the Trustee in the Substitute Lease and, if the related Equipment is located in a Filing State, the related Equipment. Any Substitution made in accordance with the terms hereof shall be made on or before the next succeeding Determination Date.

         (c) Repurchase Price. Any Lease repurchased pursuant to this Article 6 shall be at a repurchase price equal to the sum of (i) the Discounted Present Value for such Lease as of the Payment Date next succeeding the date on which the Repurchase is to be made plus (ii) all Lease Payments for such Lease scheduled to be received by the Servicer through the Collection Period immediately preceding such Payment Date which were not received from the Obligor

     SECTION 6.5 Transfer Following Repurchase or Substitution. Upon any Repurchase or Substitution, the Transferor shall transfer, or cause to be transferred, to the Seller title to the Lease and Equipment so Repurchased or Substituted.

     SECTION 6.6 Limitation on Substitutions. The Aggregate Discounted Present Value of all Defaulted Leases Repurchased by the Seller or for which the Seller Substitutes other Leases pursuant to Section 6.2 (but not Section 6.3), determined for each such Defaulted Lease as of the Payment Date immediately following such Repurchase or Substitution, shall not exceed 10% of the Initial Aggregate Discounted Present Value. The Aggregate Discounted Present Value of all Leases for which the Seller Substitutes other Leases, determined for each such Substitute Lease as of the Payment Date immediately following such Substitution, shall not exceed 30% of the Initial Aggregate Discounted Present Value.

ARTICLE 7.  NOTICES

     SECTION 7.1 Notices.

          (a) Any request, demand, authorization, direction, notice, consent, waiver, or document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Trustee, the Transferor, the Servicer, the Insurer or each Rating Agency shall be sufficient for every purpose hereunder if in writing, telecopied, mailed, by registered mail (return receipt requested), hand delivered or sent by courier. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, or document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, or document shall be sent or delivered to the following addresses:

                  (i) If to the Seller, at 303 East Wacker Drive, Suite 1000, Chicago, IL 60601, Attention: Chief Financial Officer; Telecopier:(312) 938-4290.

                  (ii) All notices, demands or communications to the Transferor shall be at the following address: 303 East Wacker Drive, Suite 1000, Chicago, IL 60601 Attention: Chief Financial Officer; Telecopier: (312) 938-4290.

         (b) Any party may alter the address to which communications are to be sent by giving notice of such chang of address in conformity with the provisions of this Section 7.1 for giving notice and by otherwise complying with any applicable terms of this Agreement.

ARTICLE 8.  TERMINATION

     SECTION 8.1 Termination. The respective obligations and responsibilities of the Seller and the Transferor created by this Agreement shall terminate upon the termination of the Pooling and Servicing Agreement.

     SECTION 8.2 Effect of Termination. No termination or rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of the Seller or the Transferor shall be deemed to impair or affect the obligations, including breaches of representations and warranties by the Seller or the Transferor prior to the termination of this Agreement. Without limiting the foregoing, prior to termination, neither the failure of the Seller to pay a Repurchase Amount or deliver a Substitute Lease shall render such transfer or obligation executory, nor shall the carrying out of the continuing duties of the parties pursuant to Articles 3 and 4 or Section 9.6 of this Agreement render an executed sale executory.

ARTICLE 9.  MISCELLANEOUS PROVISIONS

     SECTION 9.1       Amendment.

         (a) Amendments. This Agreement may be amended from time to time by the Seller and the Transferor, with the consent of the Trustee and the Insurer, and the Trustee's consent to any amendment of this Agreement shall be at the direction of the Requisite Holders. In addition, notwithstanding the foregoing, the Trustee may consent to any amendment to this Agreement, without the consent of any Holder, (i) to cure any ambiguity in this Agreement or any conflict between the terms of this Agreement, the Pooling and Servicing Agreement and any Related Document, (ii) to correct or supplement any provision herein or therein that may be defective or inconsistent with any other provision herein or therein, (iii) to add to the covenants, restrictions or obligations of the Servicer, the Trust, the Trustee, the Insurer or the Transferor, and (iv) for any other purpose, provided, however, that with respect to any amendment pursuant to this clause (iv), (x) the Transferor delivers an Officers' Certificate to the Trustee to the effect that such amendment will not adversely affect in any material respect the interest of the Holders of the Class A Certificates, the Class B-1 Certificates or the Class B-2 Certificates, and (y) each Rating Agency shall have provided written confirmation that such amendment will not result in a withdrawal or reduction of the then rating of any Outstanding Class A Certificates, any Outstanding Class B-1 Certificates or any Outstanding Class B-2 Certificates. The Trustee is entitled to obtain an Opinion of Counsel to the effect set forth in clause (x) of the immediately preceding sentence as a condition to the effectiveness of any amendment proposed to become effective pursuant to clause (iv) of such preceding sentence.

         (b) Notice of Amendments. Promptly after the execution of any such amendment, the Transferor shall furnish, or cause the Trustee to furnish, either a copy of such amendment or notice of the substance of such amendment (prepared by the Transferor) to the Insurer, each Certificateholder and each Rating Agency.

     SECTION 9.2 Governing Law. This Agreement and any amendment hereof pursuant to Section 9.1 shall be construed in accordance with and governed by the substantive laws of the State of Illinois (without regard to choice of law principles) applicable to agreements made and to be performed therein and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

     SECTION 9.3 Transfer of Assets to Trust. The Seller understands that the Transferor intends to transfer the Leases, the related Lease Receivables and Equipment and its rights under this Agreement to the Trust pursuant to the Pooling and Servicing Agreement and hereby consents to the assignment of all or any portion of this Agreement by the Transferor to the Trust. The Seller agrees that the Trustee may exercise the rights of the Transferor hereunder and shall be entitled to all of the benefits of the Transferor hereunder to the extent provided for in the Pooling and Servicing Agreement.

     SECTION 9.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severed from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 9.5 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Seller, except as provided in Section 4.1(b)(ii), without the prior written consent of the Transferor and the Trustee and, except as provided in Section 9.3, this Agreement may not be assigned by the Transferor without the prior written consent of the Seller.

     SECTION 9.6 Further Assurances. The Seller agrees to do such further acts and things and to execute and deliver to the Transferor (or the Trustee as assignee of the Transferor) such additional assignments, agreements, powers and instruments as are required by the Transferor (or the Trustee, as applicable) to carry into effect the purposes of this Agreement or to better assure and confirm unto the Transferor (or the Trustee, as applicable) the rights, powers and remedies hereunder.

     SECTION 9.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Transferor or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 9.8 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.


     SECTION 9.9 Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns (including the Trust).

     SECTION 9.10 Merger and Integration. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 9.11 True Sale. It is the intention of the Seller and the Transferor that each of the transfer of the Leases and the related Lease
Receivables and Equipment hereunder and the transfer of the Leases and the related Lease Receivables and Equipment from LINC Receivables 1999 Corporation to the Seller immediately prior to the transfer hereunder constitutes a true sale and contribution or distribution of such assets conveying good title thereto, free and clear of all Liens, from the Seller to the Transferor and from LINC Receivables 1999 Corporation to the Seller, respectively, and that the Leases and the related Lease Receivables and Equipment not be part of the Seller's estate in the event of the insolvency or bankruptcy of the Seller or part of LINC Receivable 1999 Corporation's estate in the event of the insolvency or bankruptcy of LINC Receivables 1999 Corporation. However, in the event that, notwithstanding the intent of the Seller and the Transferor, any Leases and the related Lease Receivables and Equipment are held to be property of the Seller's estate, or if for any reason this Agreement is held or deemed to create a security interest in such assets, then (x) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC and (y) each sale or contribution provided for in Section 2.1 or Article 6 shall be deemed to be a grant (or a complete and present assignment) by the Seller to the Transferor of a valid first priority security interest in all of the Seller's right, title and interest in and to the Leases and the related Lease Receivables and Equipment and proceeds thereof.
                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the Seller and the Transferor have caused this Sale Agreement to be duly executed by their respective officers as of the day and year first above written.
                                            LINC CAPITAL, INC.


                                            By:/s/ Marion Silverman
                                               --------------------
                                            Name: Marion Silverman
                                            Title: Vice President


                                            LINC EQUIPMENT RECEIVABLES
                                            ONE, LLC


                                            By:/s/ Marion Silverman
                                               --------------------
                                            Name: Marion Silverman
                                            Title:Vice President